SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 4, 2009

IB3 Networks, Inc.
(Exact name of registrant as specified in its charter)

Nevada	00052374	61-1433933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 South High Street , Canal Winchester, OH	43110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  614-833-9713 x 235

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 3, 2009, Trenton Argobright resigned his position of Chief Technology Officer of iB3 Networks, Inc.  He will remain as Chief Technology Officer and Senior Network Engineer of our wholly owned subsidiary iBeam Solutions LLC.

There are no known disagreements between Mr. Argobright and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IB3 Networks, Inc.

/s/ Eric Schmidt
Eric Schmidt
CEO

Date:      November 4, 2009